Non-current receivables	6 Months Ended
Jun. 30, 2024
Subclassifications of assets, liabilities and equities [abstract]
Non-current receivables	Non-current receivables

(in thousands of USD)	June 30, 2024	December 31, 2023

Shareholders loans to joint ventures	11,805	2
Derivatives	1,008	—
Cash guarantees and deposits	46,173	1,616
Other non-current receivables	4,682	6
Lease receivables	330	1,263
Total non-current receivables	63,998	2,887

The increase in shareholder loans to joint ventures mainly relates to the loans provided to BeHydro and
JPN H2Hydro and to joint ventures within the Windcat group of companies, i.e. TSM Windcat and FRS
Windcat Offshore Logistics.
The increase in cash guarantees and deposits as of June 30, 2024 compared to December 31, 2023 relates to a cash security of USD 45.7 million lodged with the High Court of Malaysia in January, 2024. The cash security equals the claimed amount and was required to lift the arrest on the vessel Oceania which was subsequently sold and delivered to her new owners.
The lease receivables relate to the subleases of office space to third parties regarding the leased offices of
Euronav MI II Inc. (formerly Gener8 Maritime Inc.).
Trade and other receivables

(in thousands of USD)	June 30, 2024	December 31, 2023

Receivable from contracts with customers	137,854	88,544
Receivable from contracts with customers - TI Pool	87,115	169,339
Accrued income	12,877	13,706
Accrued interest	835	1352
Deferred charges	35,426	17,601
Deferred fulfillment costs	705	2,278
Other receivables	3,030	11,414
Lease receivables	1,742	1,591
Derivatives	1,401	1,286
Total trade and other receivables	280,985	307,111

The increase in receivables from contracts with customers is primarily attributable to the outstanding receivables resulting from the acquisition of CMB.TECH as of February 2024.
The receivables from contracts with customers - TI Pool relates to income to be received by the Group from the Tankers International Pool. These amounts decreased in the first six months of 2024 mainly due to a decreased number of vessels in the pool in following of the sale of 24 vessels to Frontline (see Note
12) compared to December 31, 2023.
The increase in deferred charges is mainly due to the acquisition and consolidation of CMB.TECH as per
February, 2024 and relates mainly to arrangement fees on predelivery financing of newbuild vessels.
Fulfillment costs represent primarily bunker costs incurred between the date on which the contract of a spot voyage charter was concluded and the next load port. These expenses are deferred according to IFRS
15 Revenue from Contracts with Customers and are amortized on a systematic basis consistent with the pattern of transfer of service. The lease receivables relate to the subleases of office space to third parties regarding the leased offices of  Euronav MI II Inc. (formerly Gener8 Maritime Inc.).
The derivatives as of June 30, 2024 relate to the fair market value of the Interest Rate Swaps in connection with the USD 150 million facility (FSO Africa and FSO Asia).